Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 24 – Subsequent Events

1.
On January 9, 2023, the Company consummated an underwritten public offering of 1,550,000 American Depositary Shares (“ADSs”) at a price of USD 1.00 per ADS and pre-funded warrants to purchase 4,950,000 ADSs at a purchase price of USD 0.9999 per warrant and an exercise price of USD 0.0001 per warrant, for total immediate gross proceeds of approximately USD 6.5 million. As part of the offering, the Company issued warrants to purchase 6,500,000 ADSs, exercisable immediately for a period of five years, with an exercise price of USD 1.00 per ADS. Underwriting discounts and other offering expenses totaled approximately USD 0.7 million. In connection with the offering, the Company entered into an agreement with an existing investor to reduce the exercise price of outstanding warrants to purchase up to 1,857,143 ADS which were issued in the Company’s July 2022 registered direct offering (the “Prior Warrants”) from USD 3.50 per ADS to USD 1.00 per ADS, and to extend the term of the Prior Warrants until January 10, 2028.

2.
On March 2, 2023, the Company announces that Mr. Eitan Noah, previously VP Finance of the Company, will be promoted to the position of Company’s Chief Financial Officer on April 5, 2023, replacing the current CFO, Mr. Guy Hefer, who is stepping down for personal reasons.

3.
On April 3, 2023, the Company announced that Peace of Meat would close, in the context of optimizing its funds and investment strategy, alongside enabling a greater focus on recently-announced core goals such as accelerating the commercialization of its 3D printing technology. See also Note 16.

4.
On March 27, 2023, the Company received a letter from the Nasdaq, indicating that it is not in compliance with the minimum bid price requirement of $1.00 per shares for continued listing. The letter, which has no immediate effect on the Company’s Nasdaq listing or the trading of its American Depositary Shares (ADSs), states that the Company has a compliance period of 180 days (until September 18, 2023) to regain compliance with the minimum bid price requirement. The Company can regain compliance if, at any time during this 180-day period, the closing bid price of its ordinary shares is at least $1.00 for a minimum of ten consecutive business days.

5.
On April 3, 2023, the Company announced its participation in a strategic investment round in Wilk Technologies Ltd. (TASE: WILK), alongside leading players in the food industry, such as Danone and the Central Bottling Co. Ltd. (owner of Tara, Coca Cola Israel and more). The transaction was approved by the Company's audit committee (due to related party considerations) and board of directors. As part of the investment, the Company purchased ordinary shares of Wilk in the amount of $450,000 at a 15% discount below their 45-day average closing price, giving the Company a 2.5% stake in Wilk.